SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported)        September 30, 2002
                                                              ------------------



                         Interstate Bakeries Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)





             Delaware                  1-11165                  43-1470322
             --------                  -------                  ----------
     (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                           Identification Number







              12 East Armour Boulevard, Kansas City, Missouri 64111
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




Registrant's telephone number, including area code:  (816) 502-4000
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Item 5.  Other Events.

     As previously announced on September 5, 2002, James R. Elsesser is the new Chief Executive Officer ("CEO") of Interstate Bakeries Corporation (the "Company"). Mr. Elsesser succeeds Charles A. Sullivan, who retired as CEO on September 30, 2002. Mr. Sullivan will continue to serve as a member of the board of directors and as Chairman of the Board of the Company. He also has agreed to act as a consultant for the Company. Copies of the Company's employment related documents with Mr. Elsesser are attached as Exhibits 10.1 and 10.2 hereto. Copies of the Company's consulting related documents with Mr. Sullivan are attached as Exhibits 10.3 and 10.4 hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit No.    Description
      -----------    -----------

      10.1 Employment Agreement dated as of September 4, 2002 by and among the Company, Interstate Brands Corporation, Interstate Brands West Corporation and James R. Elsesser

      10.2 Deferred Share Award Notice dated as of October 1, 2002 by and between the Company and James R. Elsesser

      10.3 Consulting Agreement dated as of October 2, 2002 and effective as of September 30, 2002 by and among the Company, Interstate Brands Corporation, Interstate Brands West Corporation and Charles A. Sullivan

      10.4 Share Award Agreement dated as of October 2, 2002 and effective as of October 1, 2002 by and between the Company and Charles A. Sullivan





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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       INTERSTATE BAKERIES CORPORATION


Date: October 3, 2002                  By:  /s/ James R. Elsesser
                                           -------------------------------------
                                           Name:  James R. Elsesser
                                           Title:  Chief Executive Officer




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


                                  EXHIBIT INDEX


      Exhibit No.    Description
      -----------    -----------

      10.1 Employment Agreement dated as of September 4, 2002 by and among the Company, Interstate Brands Corporation, Interstate Brands West Corporation and James R. Elsesser

      10.2 Deferred Share Award Notice dated as of October 1, 2002 by and between the Company and James R. Elsesser

      10.3 Consulting Agreement dated as of October 2, 2002 and effective as of September 30, 2002 by and among the Company, Interstate Brands Corporation, Interstate Brands West Corporation and Charles A. Sullivan

      10.4 Share Award Agreement dated as of October 2, 2002 and effective as of October 1, 2002 by and between the Company and Charles A. Sullivan





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